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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-A
              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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                         ORBITAL SCIENCES CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                       06-1209561
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

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   21700 ATLANTIC BOULEVARD
          DULLES, VA                                         20166
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section             securities pursuant to Section
12(b) of the Exchange Act and is           12(g) of the Exchange Act and is
effective pursuant to General              effective pursuant to General
Instruction A.(c), check the               Instruction A.(d), check the
following box.  [X]                        following box.  [_]

                    Securities Act registration statement
                   file number to which this form relates:

                         ------------------------------
                               (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered

         COMMON STOCK,                              NEW YORK STOCK EXCHANGE
   $.01 PAR VALUE PER SHARE
       (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:  None


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


   INFORMATION WITH RESPECT TO THE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE (THE "COMMON STOCK"), OF THE REGISTRANT IS INCORPORATED BY REFERENCE TO THE SECTION CAPTIONED "DESCRIPTION OF CAPITAL STOCK" IN THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3 (NO. 333-48679), AS AMENDED (INCLUDING ANY PROSPECTUS FILED BY THE REGISTRANT PURSUANT TO RULE 424(b) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED).

ITEM 2.  EXHIBITS

None



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                                  SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          ORBITAL SCIENCES CORPORATION


Date:  July 2, 1998                       By: /s/ Jeffrey V. Pirone
                                              ----------------------
                                              Jeffrey V. Pirone
                                              Executive Vice President
                                              and Chief Financial Officer